UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005

Harley-Davidson Motorcycle Trust 2005-3

(Exact name of registrant as specified in its charter)

Delaware	333-124935-01	51-6567912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rodney Square North
1100 North Market Street
Wilmington, Delaware		19890-0001
(Address of principal executive offices)		(Zip Code)

(302) 651-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events

The registrant is filing the consent of Ernst & Young LLP relating to the use of Ernst & Young LLP’s report regarding the balance sheet of Harley-Davidson Motorcycle Trust 2005-3 in the prospectus supplement dated August 19, 2005 under Item 9.01(c).

The registrant is filing a Form T-1 - Statement of Eligibility and Qualification of Trustee relating to the qualification of The Bank of New York Trust Company, N.A. as indenture trustee for the Harley-Davidson Motorcycle Trust 2005-3 Harley-Davidson Motorcycle Contract Backed Notes under Item 9.01(c).

Item 9.01.                  Financial Statements and Exhibits

  (a)         Financial Statements:    None

  (b)         Pro Forma Financial Information:    None

  (c)         Exhibits:

Exhibit No.	Document
23.1	Consent of Ernst & Young LLP

25.1	Statement of Eligibility and Qualification of Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2005-3

By:	Harley-Davidson Credit Corp.,
as Administrator

By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

August 25, 2005

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of Ernst & Young LLP

25.1	Statement of Eligibility and Qualification of Trustee